SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             December 9, 2004

YELLOW ROADWAY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code             (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

A.	On December 9, 2004, the Company adopted the Yellow Roadway Corporation Director Compensation Plan, annexed as Exhibit 10.1.

B.	On December 9, 2004, the Company adopted the Yellow Roadway Corporation Executive Ownership Guidelines, which are annexed as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.
Not applicable

(b)	Pro forma financial information.
Not applicable

(c)	Exhibits.
10.1 Yellow Roadway Corporation Director Compensation Plan
10.2 Yellow Roadway Corporation Executive Ownership Guidelines

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YELLOW ROADWAY CORPORATION (Registrant)

Date: December 13, 2004	By:	/s/ Daniel J. Churay
Daniel J. Churay Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Yellow Roadway Corporation Director Compensation Plan

10.2	Yellow Roadway Corporation Executive Ownership Guidelines